ARCION
THERAPEUTICS INC
targeted treatment for pain

1 Investment Presentation August 2009 Exhibit 99.1

ARCION THERAPEUTICS INC
targeted treatment for pain

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as
"expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will,"
"can," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include, without limitation, forecasts of product development, FDA filings, benefits of the proposed merger, potential transaction timing, and other matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: difficulties encountered in integrating merged businesses; uncertainties as to the timing of the merger; approval of the transaction by the stockholders of Anesiva; the satisfaction of closing conditions to the transaction; whether certain market segments grow as anticipated; clinical trial results; the competitive environment in the biotechnology industry; and whether the companies can successfully develop new products and the degree to which these gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this presentation. Additional information concerning these and other risk factors is contained in Anesiva's Annual Report on Form 10-K for the year ended December 31, 2008 and most recently filed Quarterly Report on Form 10-Q.
Anesiva and Arcion undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement.

Forward-Looking Statements (con’t)
Additional Information and Where to Find It
The Company has a filed a preliminary proxy statement and intends to file a definitive proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the Merger. Investors and security holders are urged to read the proxy statement when it becomes available because it will contain important information about the merger transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by contacting John Tran at 650-624-9600.
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the
Merger. Information regarding the special interests of these directors and executive officers in the Merger will be included in the proxy statement of the Company described above. Additional information regarding the directors and executive officers of the
Company is also included in the Company's Annual Report on Form 10-K, which was filed with the SEC on March 25, 2009, and in any documents subsequently filed by the directors and executive officers under the Securities and Exchange Act of 1934, as amended.
This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities of
Anesiva, Inc. To the extent an offering is made, the shares of capital stock to be issued in the offering will not be registered under the Securities Act of 1933, as amended, and therefore may not be offered or sold in the United
States without a registration statement or an exemption from registration.

ARCION THERAPEUTICS INC
targeted treatment for pain

Anesiva

ARCION THERAPEUTICS INC
targeted treatment for pain

ARCION THERAPEUTICS INC
targeted treatment for pain

4 Arcion/Anesiva Investment Overview Aug 2009 NASDAQ Company Private Company NASDAQ Company

ARCION THERAPEUTICS INC
targeted treatment for pain

5 Financing Description $20 + MM private placement (PIPE) InterWest & CMEA have signed non-binding letters of intent for $10MM To close immediately prior to the consummation of the merger

ARCION THERAPEUTICS INC
targeted treatment for pain

Investment Opportunity
Targeted pain therapeutics
– Directed at the site where pain signal originates
– Avoids systemic side effects
Late-stage programs to address large markets with
unmet needs
– Extensive safety and efficacy databases
Virtual company
(1)
to maximize capital efficiency
Seasoned management team with deep knowledge of
pain product development
– Pre-clinical, clinical, CMC, regulatory, business development
Near-term value inflection points
– Clinical validation of lead program
– Multiple partnership opportunities
A business model that leverages on consultants and contract service providers under the direction of a small core management team to allow for optional staffing and flexibility with minimal fixed costs, overhead and full-time equivalents
(1)

ARCION THERAPEUTICS INC
targeted treatment for pain

Experienced Leadership Team
Michael Kranda, CEO
Anesiva, Vulcan, OGS, Immunex
James Campbell, M.D., CMO
Founder of Arcion, Prof. Johns Hopkins
Kerrie Brady, CBO
Traxion, KMG Japan Inc., Entremed, Rhone Poulenc
John Tran,  VP Finance & CAO
Anesiva, Medtronic, Kyphon, PwC
Carlos Schuler, Ph.D., VP CMC
Anesiva, Nektar, Inhale Therapeutics Systems

ARCION THERAPEUTICS INC
targeted treatment for pain

Experienced Advisory Team
William Houghton, M.D.
Anesiva, Jazz, Orphan Medical, Abbott
Cynthia McCormick, M.D.
Regulatory, former FDA analgesic division head
William Schmidt, Ph.D.
Regulatory, clinical, Adolor, Renovis, Dupont, Merck
Bruce Stouch, Ph.D.
Biostatistics, expert in adaptive design

ARCION THERAPEUTICS INC
targeted treatment for pain

Pain Market:  Large and Growing
Large U.S. prescription pain market
– 25 million experience moderate-to-severe acute pain each year
– 50 million suffer from chronic pain
9% annual market growth supported by:
– Aging population
– Longer survival times of patients with chronic conditions
– Increased awareness of effective pain management
Shortcomings of current therapies:
– Addiction (opioids, etc.)
– Systemic side effects
– Insufficient efficacy
– Frequent or inconvenient dosing

ARCION THERAPEUTICS INC

targeted treatment for pain

Arcion Target Markets
Arcion
Drug
U.S.
Patients
Estimated
Drug Market
Neuropathic Pain –
- Painful diabetic neuropathy
- Post-herpetic neuralgia
- Morton’s neuroma
ARC-4558
ARC-2022
ARC-4975
2.7 million
200,000
200,000
$2.2 billion
Moderate-to-severe Osteoarthritis ARC-4975 3 million $4.0 billion
Post-operative Pain
ARC-4975 3.7 million $0.5 billion
Multiple Add-on Indications
- Tendonitis/ bursitis
- Focal musculoskeletal pain
- Stump pain
ARC-4975 >1.0 million TBD
Source: Datamonitor, Medtrack
(2) ARC-4975 is also known as Adlea
(2)
(2)
(2)
(2)

Product
Indication
Drug
Pre-IND
Phase 1
Phase 2
Phase 3
NDA
ARC-4558
Painful diabetic neuropathy (PDN)
clonidine
ARC-4975
Morton's neuroma
capsaicin
ARC-4975
OA
capsaicin
ARC-4975
Post-operative pain (POP)
capsaicin
ARC-2022
Post-herpetic neuralgia (PHN)
confidential

ARCION THERAPEUTICS
targeted treatment for pain

11 Late-stage, Diverse Pipeline (2) (2) (2) (2) ARC – 4975 is also known as Adlea

↓

Sympathetic
Efferent
Blood
Vessel
NE
NE
Skin
DRG
Nociceptors
Injury Site

ARC-4558 Overview
Product description:
– Clonidine 0.1% topical gel
Mechanism-of-action:
– Alpha-2 adrenergic receptor
agonist
– iGPCR and cAMP
Key benefits
– Administered locally to painful site
– Rivals efficacy of oral treatments
with reduced side effects
– Does not anesthetize the skin
MOA:  Inhibits abnormal
discharge of pain fibers in the skin

ARCION THERAPEUTICS INC
targeted treatment for pain

Overview: ARC-4558 in Painful Diabetic Neuropathy
Product:
– Topical clonidine gel for the management of PDN
Market:
– ~2.7 million patients in the U.S. (over $2 billion market)
– Neuropathic pain market expected to grow to $9 billion in 2015
Product attributes:
– Topical gel for easy application directly to site of pain
– Avoids systemic side effects associated with current treatments
– Used as single agent or add-on therapy
Development status:
– Safety profile demonstrated in over 500 patients
– Efficacy demonstrated in Phase 2 study
– Phase 2b trial in progress
Next steps:
– Complete Phase 2b  2Q10
– Partner program for Phase 3 study and commercialization

0.0
-0.5
-1.0
-1.5
-2.0
-2.5
-3.0
-3.5
MEAN CHANGE FROM BASELINE
0
1
2
3
4
5
6
7
8
9
10
11
12
Placebo
Duloxetine 60 mg BID
Duloxetine 60 mg QD

ARCION THERAPEUTICS INC
targeted treatment for pain

Cymbalta Phase 3 Pain Relief Data
~1
WEEK
Baseline Scores 5.85 - 6.21
A randomized controlled trial of duloxetine in diabetic peripheral neuropathic pain - Wernicke
JF et al, Neurology 2006;67;1411-1420

MEAN CHANGE FROM BASELINE IN PAIN SCORES
0.5
0.0
-0.5
-1.0
-1.5
-2.0
-2.5
-3.0
-3.5
PLACEBO GEL
0.1% CLONIDINE GEL
BASELINE
WEEK 1
WEEK 2
WEEK 3
WEEK 4
WEEK 6
WEEK 8

ARCION THERAPEUTICS INC
targeted treatment for pain

15 ARC-4558 clinical studies Phase 2 – placebo controlled – PDN (CLO-023) ~1 ARC-4558 Gel Provides Similar Pain Relief

ARCION THERAPEUTICS INC
targeted treatment for pain

Why Target The Skin?
Adverse event
Pregabalin n=76
300 mg/day Placebo n=70
Dizziness 27 (35.5%) 8 (11.4%)
Somnolence 15 (19.7%) 2 (2.9%)
Infection 11 (14.5%) 4 (5.7%)
Peripheral edema 8 (10.5%) 1 (1.4%)
Nausea 6 (7.9%) 6 (8.6%)
Amblyopia 4 (5.3%) 1 (1.4%)
Constipation 4 (5.3%) 0 (0.0%)
Euphoria 4 (5.3%) 0 (0.0%)
Side effects of oral therapy - pregabalin (Lyrica)

HMAW 60mg QD
HMAW 60mg BID
HMAVa 60mg QD
HMAVa 60mg BID
HMAVb 60mg QD
HMAVb 60mg BID
Pooled: fixed effects
Pooled: random-effects
Duloxetine: Change in 24-hour mean pain score vs. placebo
Backonja 1998
Simpson 2001
Pooled: fixed-effects
Pooled: random-effects
-1.44 (-2.21; -0.66)
Gabapentin: Change in 24-hour mean pain score vs. placebo
DPN-029 100mg TID
DPN-029 200mg TID
DPN-131 100mg TID
DPN-014 50mg TID
DPN-014 200mg TID
DPN-040 200mg TID
DPN-149 75mg TID
DPN-149 150mg TID
DPN-149 150/300mg TID
DPN-155 flexible dose
Pooled: fixed-effects
Pooled: random-effects
Pregabalin: Change in 24-hour mean pain score vs. placebo
-3.0
-2.5
-2.0
-1.5
-1.0
-0.5
0.0
0.5
1.0

ARCION THERAPEUTICS INC
targeted treatment for pain

ARC-4558 Clinical Studies
ARC-4558 Provides Level of Pain Relief that Rivals Oral Treatments
Meta-analysis of duloxetine vs. pregabalin and gabapentin in the treatment of diabetic peripheral neuropathic
pain.
Quicilli. S. et al, BMC Neurology 2009 9:6
Duloxetine
Gabapentin
Pregabalin
ARC-4558

ARCION
THERAPEUTICS INC
targeted treatment for pain

ARC-4558 Development Plan
505b2 strategy for registration filing
Complete Phase 2b study
– Double-blind, randomized, placebo-controlled study in PDN
– End point: Change in pain from baseline (NPRS) at week 12
– Top-line results expected 2Q10
Seek partner
Initiate Phase 3 study in 2010 (complete in 2011)

Extracellular
Intracellular

ARCION THERAPEUTICS INC
targeted treatment for pain

Overview:  ARC-4975
Product description
– Highly purified capsaicin injection
Mechanism-of-action
– Disrupts nociceptors via action
mediated by TRPV
1
channel
– No effect on other sensory fibers
Key benefits
– Highly selective – targets only
pain fibers
– Administered locally
– Long lasting analgesic effect
– Minimal side effects
TRPV
1

Veh
N
B
V
2.0 μg

ARCION THERAPEUTICS INC
targeted treatment for pain

20 Capsaicin Knocks Out Pain Fibers Through TRPV 1 Simone et al Journal of Neuroscience, 1998, 18:8947-8959 Nerve fibers (N) Basement membrane (B) Vessels (V)

ARCION THERAPEUTICS INC

targeted treatment for pain

Studies of ARC-4975 To Date
$70M investment
12  x Phase 2 & 3
studies
Efficacy observed in
multiple indications
No safety issues
Indication
Subjects
Post-Operative Pain
Total Knee Replacement 267
Bunionectomy 546
Total Hip Replacement  122
Arthroscopic Shoulder 24
Cholecystectomy 42
Hernia 41
Neuropathic Pain
Morton’s Neuroma 58
Musculoskeletal Pain
Knee Osteoarthritis 142
Elbow Tendonitis 45
TOTAL
1337

ARCION THERAPEUTICS INC
targeted treatment for pain

ARC-4975: Development Plan
Morton’s neuroma = shortest path to NDA
– Build on prior positive Morton’s neuroma data package
– Orphan designation granted
Proof-of-concept in OA to open larger markets
– Build on prior positive Osteoarthritis data package
– Pilot novel, cost-efficient study design
Partner post-operative pain product
– Monetize prior positive post-operative pain data package

ARCION
THERAPEUTICS INC
targeted treatment for pain

Overview:  ARC-4975 in Morton’s Neuroma
Product:
– Localized capsaicin injection for Morton’s neuroma
Market:
– U.S. incidence = 200,000 patients per year
Product attributes:
– Local injection, long-acting (weeks – months)
– Non-surgical intervention
Development status:
– Efficacy demonstrated in Phase 2 study of 58 subjects
– Orphan drug status with FDA
Next steps:
– Initiate Phase 2 adaptive design dosing trial
– Initiate pivotal trial at end of 2010

ARC-4975 for Osteoarthritis Pain
Product:
– Capsaicin injection for moderate-to-severe osteoarthritis
Market:
– 3 million patients with moderate-to-severe OA in joints
– Underserved market with limited targeted options
Product attributes:
– Local injection, long-acting (weeks – months)
Development status:
– Encouraging signals of efficacy in multiple Phase 2 studies
– Demonstrated pain relief for 8 weeks or longer
– Safety profile achieved in 142 patients
Next steps:
– Initiate proof of concept Phase 2 study
– Value inflection point for partnering and pursuing a broader indication

ARCION THERAPEUTICS INC
targeted treatment for pain

ARC-4975 Post-operative Pain
Product:
– Single local application of capsaicin
– Management of acute pain following surgery
Market:
– 3.7 million patients
Product attributes:
– Local injection, long-acting
– Reduction of opioid use
– Earlier patient ambulation
Development status:
– Completed 2 Phase 3 studies
– Safety equivalent to placebo
– No adverse effect on wound healing
Next steps:
– Seek partner for further development

ARCION THERAPEUTICS INC.

targeted treatment for pain

ARC-2022 for Post-herpetic Neuralgia
Product:
– Topical gel for treatment of post-herpetic neuralgia (PHN)
Market:
– Orphan indication
– Approved topical product: Lidoderm patch ($800 M sales, patent exp. 2012)
Product attributes:
– Delivers active ingredient into skin without need for occlusive patch
Development status:
– IND being compiled
Next steps:
– Initiate single-dose Phase 1 trial for POC (within subject design)
– Secure orphan status
– Seek partnership for Phase 2

ARCION THERAPEUTICS INC
targeted treatment for pain

Anesiva/Arcion Merger
Merger agreement
– Arcion to take over Anesiva listing and operate as a public company
– Management teams to be blended
Expected closing of the merger
– Anesiva anticipates that the consummation of the merger will occur sometime in the fourth quarter of 2009, but we cannot predict the exact timing
Anesiva stockholders will be asked to approve:
– A) reverse split, B) reverse merger, C) Directors, and misc other items
After approval the following mechanics ensue:
– 2009 January Investors’ secured debt converts at 1x and are required to reinvest into additional Anesiva common stock
• Public Rights Offering note holders may cash out at 1x as well or hold the note until maturity
– Reverse acquisition has Anesiva issue common to Arcion (64/36%)
– Close of a $20MM PIPE financing at market price

ARCION THERAPEUTICS INC

targeted treatment for pain

Arcion Value Proposition
Virtual company focused on pain therapeutics
Multiple clinical programs underway
Seasoned management team with deep knowledge
of pain product development
Near-term value inflection points
– Clinical validation of lead program
– Multiple product candidates that could provide multiple
partnership opportunities in the future